Exhibit 99.1

ALEXANDER & BALDWIN, INC.

Longs Drugs

SAFEWAY

ALEXANDER & BALDWIN, INC.'S REAL ESTATE SUPPLEMENT UPDATE

FIRST QUARTER 2016

(Unaudited)

About This Supplement Update

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.

This First Quarter 2016 Supplement updates Tables 7-15 of the Company’s 2015 Real Estate Supplement.

Feedback and suggestions regarding the contents of this Supplement Update are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement Update

Index to Real Estate Supplement Update

(Unaudited)

First Quarter 2016

Forward-Looking Statements	2

Basis of Presentation	2

Real Estate Leasing Segment – Asset Descriptions and Statistics	3

Property Detail – Hawaii (Table 7)	3

Property Detail – Mainland (Table 8)	5

Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9)	6

Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10)	6

Occupancy Trend Analysis – Last Five Quarters (Table 11)	6

Real Estate Leasing Net Operating Income (NOI) (Table 12)	7

Real Estate Leasing Same Store NOI (Table 13)	7

Statement on Management’s Use of Non-GAAP Financial Measures	8

Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Table 14)	8

Portfolio Acquisitions and Dispositions	9

2016 and 2015 Improved Property Portfolio Acquisitions/Dispositions (Table 15)	9

1

Forward-Looking Statements

Statements in this Supplement Update that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement Update should be read in conjunction with pages 17-29 of Alexander & Baldwin, Inc.’s 2015 Form 10-K and other filings with the SEC through the date of this Supplement Update, which identify important factors that could affect the forward-looking statements in this Supplement Update. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s 2015 Real Estate Supplement, 2015 Form 10-K and other filings with the SEC through the date of this Supplement Update.

2

Real Estate Leasing Segment – Asset Descriptions and Statistics

Table 7

Property	Number of properties at 03/31/16	Island	Gross leasable area at 03/31/16 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	1Q2016 NOI[2] ($ in 000s)	1Q2016 % NOI to total Hawaii portfolio
Retail:
Pearl Highlands Center	1	Oahu	415,200	95	$91,387	$2,531	13.7
Kailua Retail	16	Oahu	414,400	94	10,942	3,228	17.4
Waianae Mall	1	Oahu	170,300	86	-	628	3.4
Manoa Marketplace[3]	1	Oahu	139,300	99	-	910	4.9
Kaneohe Bay Shopping Center[4]	1	Oahu	124,800	100	-	659	3.5
Waipio Shopping Center	1	Oahu	113,800	96	-	829	4.5
The Shops at Kukui'ula	1	Kauai	89,000	99	36,168	962	5.2
Lanihau Marketplace	1	Hawaii	88,300	98	-	525	2.8
Kunia Shopping Center	1	Oahu	60,600	79	-	558	3.0
Lahaina Square	1	Maui	50,200	74	-	138	0.7
Kahului Shopping Center	1	Maui	49,900	96	-	122	0.7
Napili Plaza	1	Maui	45,700	89	-	282	1.5
Gateway at Mililani Mauka	1	Oahu	34,900	93	-	327	1.8
Port Allen Marina Center	1	Kauai	23,600	84	-	115	0.6
Subtotal – Retail	29		1,820,000	93	$138,497	$11,814	63.7

Industrial:
Komohana Industrial Park[5]	1	Oahu	238,300	99	$-	$1,041	5.6
Kakaako Commerce Center	1	Oahu	206,000	84	-	547	3.0
Waipio Industrial	1	Oahu	158,400	100	-	564	3.0
P&L Building	1	Maui	104,100	100	-	326	1.8
Kailua Industrial/Other	6	Oahu	68,800	96	-	164	0.9
Port Allen	3	Kauai	63,800	100	-	153	0.8
Subtotal – Industrial	13		839,400	95	$-	$2,795	15.1

Office:
Kahului Office Building	1	Maui	59,600	82	$-	$322	1.7
Kahului Office Center	1	Maui	33,400	88	-	196	1.1
Stangenwald Building	1	Oahu	27,100	83	-	98	0.5
Judd Building	1	Oahu	20,200	86	-	34	0.2
Gateway at Mililani Mauka South	1	Oahu	18,700	100	-	178	1.0
Maui Clinic Building[6]	1	Maui	16,600	36	-	(4)	-
Lono Center	1	Maui	13,700	92	-	62	0.3
Subtotal – Office	7		189,300	82	$-	$886	4.8

Table 7 continued on the next page

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Table 7

Property Detail - Hawaii (Continued from previous page)

Property	Number of properties at 03/31/16	Island	Gross leasable area at 03/31/16 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	1Q2016 NOI[2] ($ in 000s)	1Q2016 % NOI to total Hawaii portfolio
Ground Leases
Kailua	20 acres	Oahu	-		$-	$911	4.9
Other Oahu	22 acres	Oahu	-		-	1,202	6.5
Neighbor Island	2,675 acres[7]	Neighbor Island	-		-	928	5.0
Subtotal - Ground Leases	2,717 acres		-		$-	$3,041	16.4
Total Hawaii	49		2,848,700	93	$138,497	$18,536	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to portfolio NOI.
[3]	Manoa Marketplace was acquired on January 29, 2016. NOI and % NOI to total portfolio include results from the acquisition date through quarter-end.
[4]	Kaneohe Bay Shopping Center is a leasehold property.
[5]	Includes ground leased income.
[6]	Negative NOI related to repositioning of property.
[7]	Includes 64 ground leased urban acres.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

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Table 8

Property Detail - Mainland

Property	Number of properties at 03/31/16	Location	Gross leasable area at 03/31/16 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	1Q2016 NOI[2] ($ in 000s)	1Q2016 % NOI to total Mainland portfolio
Retail:
Little Cottonwood Center	1	Sandy, UT	141,500	91	$-	$283	7.2
Royal MacArthur Center	1	Dallas, TX	44,900	100	-	236	6.0
Subtotal – Retail	2		186,400	93	$-	$519	13.2

Industrial:
Midstate Hayes	1	Visalia, CA	790,200	100	$8,235	$778	19.7
Sparks Business Center	1	Sparks, NV	396,100	96	-	452	11.5
Subtotal – Industrial	2		1,186,300	99	$8,235	$1,230	31.2

Office:
1800 and 1820 Preston Park	1	Plano, TX	198,800	88	$-	$440	11.2
Ninigret Office Park	1	Salt Lake City, UT	185,500	100	-	474	12.0
2868 Prospect Park	1	Sacramento, CA	163,300	100	-	626	15.9
Concorde Commerce Center	1	Phoenix, AZ	138,700	91	-	372	9.4
Deer Valley Financial Center	1	Phoenix, AZ	126,600	71	-	109	2.8
Gateway Oaks	1	Sacramento, CA	59,700	92	-	171	4.3
Subtotal – Office	6		872,600	91	$-	$2,192	55.6

Total Mainland	10		2,245,300	95	$8,235	$3,941	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to portfolio NOI.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

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Table 9

Comparable % Occupancy Data by Geographic Region and Asset Class

	1Q 2016				1Q 2015				Percentage point change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	93	95	82	93	94	96	82	94	(1)	(1)	-	(1)
Mainland improved	93	99	91	95	91	100	89	94	2	(1)	2	1
Total	93	97	89	94	94	98	88	94	(1)	(1)	1	-

Table 10

Weighted Average Gross Leasable Area by Geographic Region and Asset Class

	1Q 2016 (in sq. ft.)				1Q 2015 (in sq. ft.)				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	1,820,000	839,400	189,300	2,848,700	1,556,600	837,800	189,300	2,583,700	16.9	0.2	-	10.3
Mainland improved	186,400	1,186,300	872,600	2,245,300	217,300	1,186,300	1,128,500	2,532,100	(14.2)	-	(22.7)	(11.3)
Total	2,006,400	2,025,700	1,061,900	5,094,000	1,773,900	2,024,100	1,317,800	5,115,800	13.1	0.1	(19.4)	(0.4)

Table 11

Occupancy Trend Analysis – Last Five Quarters1

	1Q2016			4Q2015			3Q2015			2Q2015			1Q2015
	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased
Retail	31	2,006,400	93	30	1,867,000	93	30	1,856,900	94	30	1,856,900	94	29	1,773,900	94
Industrial	15	2,025,700	97	15	2,024,100	98	15	2,024,100	97	15	2,024,100	97	15	2,024,100	98
Office	13	1,061,900	89	13	1,117,900	88	14	1,145,900	91	14	1,145,900	91	15	1,317,800	88
Total	59	5,094,000	94	58	5,009,000	94	59	5,026,900	95	59	5,026,900	94	59	5,115,800	94

[1]	Number of properties is as of quarter end.

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

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Table 12

Real Estate Leasing Net Operating Income (NOI)

(in millions)

	1Q 2016				1Q 2015				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved[2]	$11.8	$2.8	$0.9	$15.5	$9.5	$2.7	$0.9	$13.1	24.2	3.7	-	18.3
Hawaii unimproved[2]	-	-	-	3.0	-	-	-	3.2	-	-	-	(6.3)
Total Hawaii	$11.8	$2.8	$0.9	$18.5	$9.5	$2.7	$0.9	$16.3	24.2	3.7	-	13.5
Mainland improved	0.6	1.2	2.1	3.9	0.7	1.2	2.7	4.6	(14.3)	-	(22.2)	(15.2)
Total	$12.4	$4.0	$3.0	$22.4	$10.2	$3.9	$3.6	$20.9	21.6	2.6	(16.7)	7.2

Table 13

Real Estate Leasing Same Store NOI1

(in millions)

	1Q 2016				1Q 2015				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$9.8	$2.8	$0.7	$13.3	$9.2	$2.7	$0.8	$12.7	6.5	3.7	(12.5)	4.7
Hawaii unimproved[2]	-	-	-	3.4	-	-	-	3.2	-	-	-	6.3
Total Hawaii	$9.8	$2.8	$0.7	$16.7	$9.2	$2.7	$0.8	$15.9	6.5	3.7	(12.5)	5.0
Mainland improved	0.5	1.2	2.2	3.9	0.6	1.2	2.2	4.0	(16.7)	-	-	(2.5)
Total	$10.3	$4.0	$2.9	$20.6	$9.8	$3.9	$3.0	$19.9	5.1	2.6	(3.3)	3.5

[1]	Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.
[2]	Ground lease NOI from the Aikahi Park Shopping Center (APSC) was included in the calculation of same store NOI (Table 13) as the ground lease was held in both the first quarter of 2015 and 2016. The APSC leasehold improvements were acquired in April 2015. For purposes of calculating first quarter 2016 NOI (Table 12), both the NOI from ASPC tenant improvements and ground lease were included in Hawaii Improved Retail. Ground lease NOI for APSC in the first quarter of 2015 is included in Hawaii Unimproved as only the ground lease was owned.

Note: See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing same store NOI.

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Statement on Management’s Use of Non-GAAP Financial Measures

The Company calculates NOI as operating profit from continuing operations, less general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. NOI is considered by management to be an important and appropriate supplemental performance metric because management believes it helps both investors and management understand the ongoing core operations of our properties excluding corporate and financing-related costs and noncash depreciation and amortization. NOI is an unlevered operating performance metric of our properties and allows for a useful comparison of the operating performance of individual assets or groups of assets. This measure thereby provides an operating perspective not immediately apparent from GAAP income (loss) from operations or net income (loss). NOI should not be considered as an alternative to GAAP net income as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. Other real estate companies may use different methodologies for calculating NOI, and accordingly, the Company's presentation of NOI may not be comparable to other real estate companies. The Company believes that the Real Estate Leasing segment's operating profit from continuing operations is the most directly comparable GAAP measurement to NOI. The Company also calculates NOI for properties that were owned throughout the entire duration of both periods under comparison and refers to this calculation as “same-store NOI.” A reconciliation of Real Estate Leasing segment operating profit to Real Estate Leasing segment NOI and same-store NOI is as follows:

Table 14

Reconciliation of Real Estate Operating Profit to NOI and Same Store NOI1 (Non-GAAP)

(in millions)

	1Q 2016	1Q 2015
Real Estate Leasing segment operating profit	$14.1	$13.2
Adjustments:
Depreciation and amortization	$7.4	$7.2
Straight-line lease adjustments	(0.5)	(0.6)
General and administrative expenses	1.4	1.1
Real Estate Leasing segment NOI	$22.4	$20.9
Acquisitions/ disposition and other adjustments	(1.8)	(1.0)
Real Estate Leasing segment same store NOI[1]	$20.6	$19.9

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

8

Portfolio Acquisitions and Dispositions

Table 15

2016 Property Portfolio Acquisitions/Dispositions

Property acquired in 2016	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Manoa Marketplace	1/16	$82	139,300	91

2015 Property Portfolio Acquisitions/Dispositions

Property acquired in 2015	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Aikahi Park Shopping Center - Improved Property[1]	5/15	$2	98,000	86

Property disposed in 2015	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Union Bank	12/15	$10	84,000	53
San Pedro Plaza	5/15	$17	171,900	69
Wilshire Shopping Center	3/15	$4	46,500	72
Total		$31	302,400

[1]	On May 1, 2015, the Company acquired the leasehold improvements of the Aikahi Park Shopping Center in Kailua. The Company has owned the ground lease under the improved property since its initial acquisition of the Kailua Town Portfolio in December 2013.

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